UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Barbara B. Lang as Director
On October 29, 2014, the Board of Directors of Piedmont Office Realty Trust, Inc. (the "Registrant") appointed Barbara B. Lang to serve as a director of the Registrant beginning on January 1, 2015 as further described in the press release attached hereto.
The Board of Directors has not yet determined the committees on which Ms. Lang will serve and her compensation as a director will be provided on the same basis as that provided to the Registrant's other non-employee directors, as outlined in the Registrant's most recent Annual Proxy Statement as filed with the Securities and Exchange Commission on April 1, 2014.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 30, 2014 announcing the appointment of Barbara B. Lang as Director of Piedmont Office Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: October 30, 2014	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 30, 2014 announcing the appointment of Barbara B. Lang as Director of Piedmont Office Realty Trust, Inc.